UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 7, 2006
KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51491	20-0216690

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7150 E. Camelback Road, Suite 220
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (480) 922-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective July 7, 2006, Frank Bennett resigned as a director of our company and as Chairman of our Audit Committee. In announcing his resignation, Mr. Bennett stated that he disagreed with the process taken by our Board of Directors in appointing Marcus E. Jundt as our President and Chief Executive Officer. Our legal counsel has advised us that the process taken in appointing Mr. Jundt was properly conducted.
     A copy of Mr. Bennett’s notice of resignation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

Exhibit
Number

99.1	Resignation of Frank Bennett dated July 7, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2006	KONA GRILL, INC.

	By:	/s/ Mark S. Robinow Mark S. Robinow
Executive Vice President, Chief Financial
Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Resignation of Frank Bennett dated July 7, 2006

4